Financial Adviser:

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Gateway Fund
Average Annual Total Returns
As of May 31, 2007

One Year 11.92%
Five Years 6.86%
Ten Years 6.84%
From January 1, 1988 9.16%

Maximum Sales Charge 0.00%
Expense Ratio * 0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Average Annual Total Returns
As of March 31, 2007

One Year 9.29%
Five Years 5.76%
Ten Years 6.86%
From January 1, 1988 9.10%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	JUNE 6, 2007
SUBJECT:	GATEWAY FUND IN MAY: ANOTHER SOLID MONTH

•	IN AN IMPROVING EQUITY ENVIRONMENT, THE GATEWAY FUND DELIVERS 1.25% IN MAY

•	THE S&P 500 INDEX GAINS 3.49% IN MAY AS STRONGER-THAN-EXPECTED ECONOMIC INDICATORS LEAD TO A NEW ALL-TIME HIGH

•	BOND INVESTORS SHAKEN AS THE LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX LOSES 0.64% FOR THE MONTH

•	VISIT US ON THE WEB AT www.gatewayfund.com

	MONTH OF MAY	YEAR-TO-DATE AS OF MAY 31, 2007
GATEWAY FUND	1.25%	5.12%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	-0.64%	1.42%
S&P 500 Index	3.49%	8.77%

MAY 2007
Continued robust economic growth and a plethora of high-profile mergers and acquisitions propelled broad market indexes to new all-time highs. The Gateway Fund’s hedged equity strategy delivered a total return of 1.25% in May.

•
High gasoline prices (well above $3 per gallon) and weak housing markets were not sufficient to dampen the enthusiasm of equity investors. Low unemployment, low interest rates and increasing corporate profits provided the stimulus to drive the S&P 500 Index to an all-time high of 1530.62 on May 31, 2007, breaking its previous record of 1527.46 set on March 24, 2000. The S&P 500 Index gained 3.49% for the month.

•
Continued strength in the economy and fears of increased inflationary pressures associated with record gasoline prices inhibited bond investors. The Lehman Brothers U. S. Intermediate Government/Credit Bond Index declined 0.64% for the month as price declines more than offset coupon income.

•
As of May 31, 2007, the Fund was fully hedged with index call options at an average strike price of more than 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 10.0% and 12.5% out-of-the-money.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND IN MAY: ANOTHER SOLID MONTH
DATE:	JUNE 6, 2007
PAGE:	TWO

YEAR-TO-DATE AS OF MAY 31, 2007
In the first five months of 2007, cash flow from hedging transactions and rising stock prices allowed the Fund to add to solid first quarter performance and deliver a total return of 5.12% for the five-month period ended May 31, 2007. That performance has been achieved against a backdrop of moderately-increasing market volatility, a major driver of option premium cash flow, which nevertheless remained below historic averages.

•
As equity investors focused on major corporate mergers as well as robust corporate earnings, the first quarter’s malaise was reversed in a burst of enthusiasm. For the five-month period ended May 31, 2007, the S&P 500 Index delivered a total return of 8.77%. Once again the stock market reminded investors that its strong returns may come at any time.

•
Bond investors continued to be driven by short-term interest rate expectations. High gasoline prices and strong consumer demand combined to increase investors’ fears of inflation. For the year-to-date as of May 31, 2007, the Lehman Brothers U. S. Intermediate Government/Credit Bond Index earned 1.42%. This return was less than the coupon rate reflecting the negative impact of price declines associated with fears of rising interest rates.

MANAGING RISKS: EXPANDING THE DIVERSIFICATION TOOLS

In today’s environment, investors are beginning to focus on two growing concerns. The first is the length of the current bull market in equities, especially given the prospects for decelerating growth in corporate earnings. The second is the potential for rising interest rates against a backdrop of global liquidity tightening and a potential Federal Reserve Board response. Gateway investors have come to appreciate the ability to participate in equity market advances while limiting exposure to sudden, sharp sell-offs.

	FOR THE PERIODS ENDING MAY 31, 2007
	Gateway Fund		Lehman Bros. U.S. Intermediate Government/Credit Bond Index		S&P 500 Index
Periods Beginning	Annualized Cumulative		Annualized Cumulative		Annualized Cumulative
May 1, 2000 (85 months) (beginning equity bear market)	4.49%	36.47%	5.89%	49.98%	2.43%	18.54%

October 1, 2002 (56 months) (ending equity bear market)	10.37%	58.46%	3.46%	17.20%	16.54%	104.33%

•
As shown in the table above, the cumulative performance of the S&P 500 Index since the beginning of the equity bear market was approximately one-half that of the Gateway Fund, thus illustrating the value of the Fund’s hedged equity strategy over the course of the most recent equity market cycle.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND IN MAY: ANOTHER SOLID MONTH
DATE:	JUNE 6, 2007
PAGE:	THREE

•
Also shown in the table is the Fund’s annualized and cumulative performance since the end of the equity bear market as compared to both the S&P 500 Index and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index, illustrating the Fund’s competitive edge over fixed income investments during a period of strong equity market performance.

•
Once more, market risk factors and recent performance history underscore the value of a truly diversified investment approach. The Gateway Fund continues to offer investors a more pervasive diversification tool, a valuable alternative to stock/bond portfolio allocations.

RISK/RETURN COMPARISON January 1, 1988 — May 31, 2007
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
Return	9.16%	6.94%	12.37%

Risk*	5.87%	3.26%	13.61%

* standard deviation of monthly total returns

AVERAGE ANNUAL TOTAL RETURNS as of May 31, 2007
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
One Year	11.92%	5.90%	22.79%
Three Years	8.43%	3.51%	12.99%
Five Years	6.86%	4.32%	9.45%
Ten Years	6.84%	5.76%	7.77%
Since 1/1/88	9.16%	6.95%	12.35%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	GATEWAY FUND IN MAY: ANOTHER SOLID MONTH
DATE:	JUNE 6, 2007
PAGE:	FOUR

AVERAGE ANNUAL TOTAL RETURNS as of March 31, 2007
Gateway Fund
One Year	9.29%
Three Years	7.66%
Five Years	5.76%
Ten Years	6.86%
Since 1/1/88	9.10%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441